Fees Summary	Sep. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 575,000,010.00
Previously Paid Amount	0.00
Total Fee Amount	84,870.00
Total Offset Amount	0.00
Net Fee	$ 84,870.00
Final Prospectus	false